EXHIBIT 10.21
Amendment No. 1 to Amended and Restated Security Agreement
     This Amendment No. 1 to Amended and Restated Security Agreement (this “Amendment”) is entered into as of the Closing Date (as defined in the Credit Agreement defined below), by and between HearUSA, Inc. (formerly HEARx, LTD.), a Delaware corporation (the “Debtor”), and SIEMENS HEARING INSTRUMENTS, INC., a Delaware corporation (the “Secured Party”).
Preliminary Statements
     A. The Debtor and the Secured Party are parties to a certain Amended and Restated Security Agreement, dated as of February 10, 2006 (the “Security Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Security Agreement.
     B. The Debtor and the Secured Party have entered into a Second Amended and Restated Credit Agreement dated as of December 30, 2006 (as amended, supplemented or restated from time to time, “Credit Agreement”).
     C. It is a condition to the effectiveness of the Credit Agreement that the Debtor and the Secured Party enter into this Amendment.
     NOW, THEREFORE, in consideration of the benefits to the Debtor, the receipt and sufficiency of which are hereby acknowledged, the Debtor and the Secured Party hereby agree as follows:
     SECTION 1. AMENDMENTS.
     1.01 The definition of “Credit Agreement,” as such term is used in the Security Agreement is amended to read as follows:
     “Credit Agreement” means the Second Amended and Restated Credit Agreement dated as of December 30, 2006, between the Debtor and the Secured Party, as amended, supplemented or restated from time to time.
     1.02. Schedules I, II, III and IV to the Security Agreement shall be amended and restated in their entirety to read as Schedules I, II, III and IV, respectively, attached hereto.
     SECTION 2. REPRESENTATIONS.
     In order to induce the Secured Party to execute and deliver this Amendment, the Debtor hereby represents to the Secured Party that:
     (a) This Amendment has been duly executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law); and
     (b) as of the date hereof the representations and warranties set forth in the Security Agreement are and shall be and remain true and correct and the Debtor is in compliance with the terms and conditions of the Security Agreement.
     SECTION 4. MISCELLANEOUS.
          4.01. Except as specifically amended herein, the Security Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Security Agreement, the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Security Agreement, any reference in any of such items to the Security Agreement being sufficient to refer to the Security Agreement as amended hereby.
          4.02. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument.
          4.03. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to conflict of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
[SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HearUSA, INC.

By: /s/ Stephen J. Hansbrough
Name: Stephen J. Hansbrough
Title: President and CEO

SIEMENS HEARING INSTRUMENTS, INC.

By: /s/ William J. Lankenau
Name: William J. Lankenau
Title: President and CEO
Signature Page to Amendment No. 1 to
Amended and Restated Security Agreement

SCHEDULE I
CHATTEL PAPER AND INSTRUMENTS
[TO BE UPDATED]

Notes Payable
Name	Principal Balance
HearUSA, Inc.
AHS/Charles Stone	$57,180.74
AHS/Jerri McMahon	19,060.20
Professional Hearing Care	1,088,888.00
Professional Hearing Aid Services	182,811.00
Lonsway Hearing Centers	328,125.00
Meadowbrook Hearing Aid Center	112,500.00
$5.5 million Notes	5,060,000.00
$7.5 million Notes	7,500,000.00

SCHEDULE II
COMMERCIAL TORT CLAIMS
None

SCHEDULE III
DEBTOR AND COLLATERAL DETAILS
[TO BE UPDATED]
1. Inventory & Equipment Locations:

LOCATION	PROPERTY	TOWN		ZIP
NAME /#	ADDRESS	NAME	STATE	CODE
CORPORATE OFFICE	1250 Northpoint Parkway	West Palm Beach	FL	33407
CALL CENTER	1100 Northpoint Parkway	West Palm Beach	FL	33407
Corporate Warehouse	901 Northpoint Parkway	West Palm Beach	FL	33407
19001	3251 Hollywood Blvd., Ste. 424	Hollywood	FL	33021
19003	911 Village Blvd.	West Palm Beach	FL	33409
19004	15544 NW 77th Ct.	Miami Lakes	FL	33016
19005	12385 Pembroke Road #102	Pembroke Pines	FL	33025
19007	1001 East Commercial Blvd	Oakland Park	FL	33334
19008	354 North Congress Avenue	Boynton Beach	FL	33426
19010	7540 W. Commercial Blvd.	Lauderhill	FL	33319
19012	2966 Aventura Blvd.	City of Aventura	FL	33180
19015	8903 Glades Road	Boca Raton	FL	33434
19016	3864 W. Hillsboro Blvd.	Deerfield Beach	FL	33442
19018	7431-53/55 W. Atlantic Avenue	Delray Beach	FL	33446
19022	11141 U.S. Highway 19 North, Suite 300	Clearwater	FL	34624
19024	201 N. U.S. Hwy. #1	Jupiter	FL	33477
19038	8947 SW 107th Avenue	Miami	FL	33176
19051	3119-3121 Coral Way	Miami	FL	33145
19061	2291-2293 S.E. Federal Hwy	Stuart	FL	34994
19063	9070 S. Federal Highway	Port St. Lucie	FL	34952
19065	7701 Lake Worth Road	Lake Worth	FL	33467
19080	13178 Cortez Blvd	Brooksville	FL	34613
19082	947 Tyrone Boulevard North	St. Petersburg	FL	33710
19083	30220 - 222 US Highway 19 N	Clearwater	FL	33761
19084	6428 Massachusetts Ave.	New Port Richie	FL	34653
19085	4896 S. Tamiami Trail	Sarasota	FL	34231
19087	8841 College Pkwy.	Ft. Myers	FL	33919
19088	2000 Tamiami Trail #109	Port Charlotte	FL	33948
19091	729 Cortaro Drive	Ruskin	FL	33573
19092	3669 West Waters Avenue	Tampa	FL	33614-2783
19093	807 East Bloomingdale Ave.	Brandon	FL	33511
19094	6936 Medical View Lane	Zephyrhills	FL	33542-6602
19095	5602 Cortez Road West	Bradenton	FL	34210

LOCATION	PROPERTY	TOWN		ZIP
NAME /#	ADDRESS	NAME	STATE	CODE
19202	600 East Altamonte Dr.	Altamonte Springs	FL	32701
29000	61 West Aurora Rd.	Northfield	OH	44067
29401	5220 Harrison Avenue	Cincinnati	OH	45238
29402	2651 Highland Avenue	Cincinnati	OH	45219
29403	8040 Reading Road	Cincinnati	OH	45238
29412	2865 Cranston Drive	Dublin	OH	43017
29414	6415 East Livingston Avenue, Suite B	Reynoldsburg	OH	43068
29421	2192 Stringtown Road	Grove City	OH	43123
29441	697 Hopewell Drive	Heath	OH	43056
32301	2566 Woodmeadow Drive SE	Grand Rapids	MI	49546
32670	4369 Miller Road	Flint	MI	48507
32670	17894 Mack Avenue #B	Grosse Pointe	MI	48230
32673	3027 E. Hill Road	Grand Blanc	MI	48439-8130
32674	31815 Southfield Road	Beverly Hills	MI	48025-5471
32675	14700 Farmington Road	Livonia	MI	48154
32676	2900 S State Street, Suite R6	Ann Arbor	MI	48104-6772
32677	1026 Professional Drive	Flint	MI	48532
32678	288 W. Nepessing Street	Lapeer	MI	48446
33802	6600 France Avenue South	South Edina	MN	55345
33811	6465 Wayzata Boulevard.	St. Louis Park	MN	55426
35911	729 Old Frontenac Square	St. Louis	MO	63131
35913	12352 Olive Street	Creve Coeur	MO	63141
35914	137 Flower Valley Center	Florissant	MO	63033
35915	1368 S 5TH Street	St Charles	MO	63301-2444
35916	7225 Watson Road	Shrewsbury	MO	63119
35921	1504 East Broadway	Columbia	MO	65201
35931	183 Concord Plaza Shopping	St. Louis	MO	63128-1307
40001	6038-6040 Bergenline Avenue	West New York	NJ	7093
40002	66 N Route 17	Paramus	NJ	7652
40003	126 Main St.	Princeton	NJ	8540
40004	1817 Mt. Holly Road	Burlington Township	NJ	8016
40005	1455 Route 1	Edison	NJ	8837
40006	1800 Clements Bridge Road	Deptford	NJ	8096
40007	500 Route 38	Cherry Hill	NJ	8002
40008	Monmouth Mall - Space 1224	Monmouth	NJ	7724
40009	1500 Route 47 South	Rio Grande	NJ	8242
40011	709 South Broadway	Pennsville	NJ	8070
40012	77 Sunset Strip	Succassunna	NJ	7876
40013	167 Route 37 East & Hooper Ave	Tom's River	NJ	8753
40014	125 W. Main Street	Somerville	NJ	8876
40015	3 Penn Plaza	Newark	NJ	7105
	1080A Old Country Road
42001	405 Spring Street	Riverhead	NY	11901

LOCATION	PROPERTY	TOWN		ZIP
NAME /#	ADDRESS	NAME	STATE	CODE
42002	420 Lexington Avenue	New York	NY	10017
42003	456 East Fordham Road	Bronx	NY	10458-6870
42004	1832 Veteran's Memorial Highway	Islandia	NY	11722
42005	200 East Post Road	White Plains	NY	10458
42006	196 Glen Cove Road	Carle Place	NY	11514-1222
42007	2257 Emmons Ave.	Brooklyn	NY	11235
42008	157-02 Cross Bay Boulevard	Howard Beach	NY	11414
42009	500 Seaview Avenue	Staten Island	NY	10305
42011	1776 Broadway, Suite 700	New York	NY	10019
42012	91-31 Queens Boulevard	Elmhurst	NY	11373
42013	355 Broadway	Amityville	NY	11701
42017	354 E. Jericho Turnpike	Mineola	NY	11501
42201	405 Spring Street	Jamestown	NY	14701
42202	2646 West State Street	Olean	NY	14760
42203	249 Main Street	Arcade	NY	14009
43651	500 Congress Street	Quincy	MA	2169
43652	135 Massachusetts Avenue	Arlington	MA	2474
43654	11 Bedford Street, First Floor	Burlington	MA	01803-3702
43655	578 Main Street	Malden	MA	2148
43658	20 Holland Street	Somerville	MA	2144
43659	306 Main Street	Wakefiled	MA	1880
43660	7 Essex Green Drive	Peabody	MA	1960
80601	737 Parkdale Ave.	Ottawa	ON	K1Y1J8
80602	501 Smyth Road	Ottawa	ON	K1H8L6
80603	1224 Place D'Orleans Drive	Orleans	ON	K1C7K3
80604	1250 Main Street	Stittsville	ON	K2S 1S9
80605	595 Montreal Road, Suite 404B	Vanier	ON	K1K4L2
80611	501 Princess Street	Kingston	ON	K7L1C3
80612	147 Pinnacle Street	Belleville	ON	K8N3A5
80613S	64 Ontario Street	Trenton	ON	K8V 6H9
80621	600 Tecumseh, Suite 341	Windsor	ON	N8X 4X9
80622S	181 Toronto Road	Port Hope	ON	L1A 3V5
80623	119 Isabella Street	Campbellford	ON	K0L 1L0
80625	186 Talbot Street, South	Essex	ON	N8M 1B6
80626	11811 Tecumseh Rd. East, Suite 110	Tecumseh	ON	N8M 4M7
80627	194 Talbot Street West, Suite 209	Leamington	ON	N8H 1N9
80628S	2125 Front Rd	LaSalle	ON	N9J 2C2
80631	147 Hunter Street East	Peterborough	ON	K9H 1G7
80632	84 Russell Street West	Lindsay	ON	K9V 6A5
80633	Haliburton Family Medicine Center	Haliburton	ON	K0M 1S0
80634	1385 Bank Street, Suite 205	Ottawa	ON	K0K 3K0

2.	Office of Record for Accounts and Other Collateral: 1250 Northpoint Parkway, West Palm Beach, Florida 33407

3.	Debtor Organization:
a.	Legal Name: HearUSA, Inc.

b.	State of Incorporation: Delaware

c.	Principal Place of Business: Southeast Florida, West Coast of Florida, New York City metropolitan area, New Jersey and Southern California

d.	Chief Executive Office: 1250 Northpoint Parkway, West Palm Beach, Florida 33407
4.	Debtor’s Trade Names: “HEARx LTD.”, “Helix Hearing Care of America Corp.”, and “National Ear Care Plan.”

5.	Debtor’s TAX ID Number: 22-2748248

SCHEDULE IV
PATENTS, COPYRIGHTS AND TRADEMARKS
[TO BE UPDATED]
1.	Registered Trademarks:
a.	“HEARx” design plus words, letters and/or numbers, registered January 5, 1988, registration number 1471748.

b.	“Your Prescription for Better Hearing” typed drawing, registered September 6, 1988, registration number 15032594.
2.	Trademarks in Registration:
a.	“InTouch” design plus words, letters and/or numbers, published in Official Gazette April 17, 2001, serial number 76/107038.

b.	“International Hearing Services” words, letters or numbers in typed form, filed March 13, 2001, serial number 76/224010.

c.	“EAR & WAVE” design, registered September 20, 2000, registration number TMA533,047

d.	“EAR & WAVE” design, registered June 6, 2000, registration number 2,354,656.

e.	“HEARUSA” and design, registered March 28, 2000, registration number 2,336,648.

f.	“Helix”, registered November 7, 2000, registration number TMA536,819.

g.	“Helix Hearing Care Centre”, registered September 10, 2001, registration number TMA550,544.

h.	“Helix Hearing Care Centre” and design, registered September 28, 2001, registration number TMA551,743.

i.	“Prestige”, registered June 22, 2004, registration number 78/310,914.

j.	“It’s Clear We Care”, registered February 1, 2005, registration number 78/174,387.

3.	Common Law Trademarks, Copyrights and other Intellectual Property:
a.	“HELP Class” Name and design

b.	Content of HELP Class Handbook & Classroom Materials

c.	Programming and Content of “Center Management System” or “CMS”

d.	Programming and Content of “Customer Contact Plan”

e.	Programming and Content of Telemarketing Scripts, Customer Service Screens, and Call Management Flowcharts

f.	All creative content of advertisements, direct mail, brochures and public communications

g.	Content of JCAHO-compliant operating policies and procedures

h.	Content of HEARx Practice Guidelines for Clinical Services

i.	Center Operating Manual & Management Policies

j.	Sales & Customer Service training programs

k.	New Employee Training Manuals

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